                                                                    Exhibit 10.7



                          REGISTRATION RIGHTS AGREEMENT
                          -----------------------------

             THIS AGREEMENT (this "Agreement") is made as of August 12, 1999, by and among EMPYREAN GROUP HOLDINGS, INC. (formerly known as "Business Solutions Group, Inc."), a Delaware corporation (the "Company"), THAYER ITECH HOLDINGS, L.L.C., a Delaware limited liability company (the "Investor"), and each other Person listed on the Schedule of Holders attached hereto as Exhibit A (together
                     -------------------                    ---------
with the Investor, the "Stockholders").


                                    Recitals:
                                    --------

             A. The Company, the Investor, BSG Holdings, Inc. (the "Parent") and certain other individuals are parties to a Recapitalization Agreement dated August 11, 1999 (the "Purchase Agreement") pursuant to which the Investor and Parent received shares of the Company's Common Stock and Preferred Stock. In order to induce the Investor and Parent to enter into the Purchase Agreement, the Company agreed to provide the registration rights set forth in this Agreement. Any other Persons who purchase capital stock of the Company may, with the consent of the Company's Board of Directors and the Investor, become parties to this Agreement by executing a Joinder Agreement and such Registrable Securities held by such Person shall be classified in such Joinder Agreement as either Investor Registrable Securities, Seller Registrable Securities or Management Registrable Securities, as appropriate.

             B. Unless otherwise provided in this Agreement, capitalized terms used herein shall have the meanings set forth in Section 8 hereof.
                                                 ---------


                                    Agreement
                                    ---------

             The parties hereto agree as follows:

             1. Demand Registrations.
                --------------------

                  (a) Requests for Registration. At any time, the holders of a
                      -------------------------
majority of the Registrable Securities may request registration under the Securities Act of all or any portion of their Registrable Securities on Form S-1 or any similar long-form registration ("Long-Form Registrations").

                  (b) Long-Form Registrations. The Investor or the holders of a
                      -----------------------
majority of the Registrable Securities shall be entitled to request (i) two Long-Form Registrations in which the Company shall pay all Registration Expenses ("Company-paid Long-Form Registrations") and (ii) an unlimited number of Long-Form Registrations in which the holders of Registrable Securities included in such registration shall pay their share of the Registration Expenses as set forth in Section 5 hereof. A registration shall not count as one of the
         ---------
permitted

Company-paid Long-Form Registrations until it has become effective and no Long-Form Registration shall count as one of the permitted Company-paid Long-Form Registrations unless the holders of Registrable Securities are able to register and sell at least 90% of the Registrable Securities requested to be included in such registration; provided that in any event the Company shall pay all Registration Expenses in connection with any registration initiated as a Company-paid Long-Form Registration whether or not it has become effective and whether or not such registration has counted as one of the permitted Company-paid Long-Form Registrations.


                  (c) Short-Form Registrations. In addition to the Long-Form
                      ------------------------
Registrations provided pursuant to Section l(b), the Investor or the holders of
                                   ------------
a majority of the Registrable Securities shall be entitled to request four registrations under the Securities Act of all or part of their Registrable Securities on Forms S-2 or S-3 or any similar short-form registration ("Short-Form Registrations") in which the Company shall pay all Registration Expenses. After the Company has become subject to the reporting requirements of the Securities Exchange Act, the Company shall use its best efforts to make Short-Form Registrations on Form S-3 available for the sale of Registrable Securities.

                  (d) Demand Registrations. All registrations requested pursuant
                      --------------------
to Sections l(a), (b) and (c) are referred to herein as "Demand Registrations."
   ------------------     ---
Demand Registrations shall be Short-Form Registrations whenever the Company is permitted to use any applicable short form. Each request for a Demand Registration shall specify the approximate number of Registrable Securities requested to be registered and the anticipated per share price range for such offering. Within ten days after receipt of any such request, the Company shall give written notice of such requested registration to all other holders of Registrable Securities and, except as provided in Section 1(e) below, shall
                                                  ------------
include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 15 days after the receipt of the Company's notice.

                  (e) Priority on Demand Registrations. The Company shall not
                      --------------------------------
include in any Demand Registration any securities which are not Registrable Securities without the prior written consent of the holders of a majority of the Registrable Securities included in such registration. If a Demand Registration is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the holders of Registrable Securities making such Demand Registration, the Company shall include in such registration: (i) first, the Investor Registrable Securities requested to be included in such registration, pro rata among the holders of such Investor Registrable Securities on the basis of the number of shares owned by such holders; (ii) second, the Seller Registrable Securities requested to be included in such registration, pro rata among the holders of such Seller Registrable Securities on the basis of the number of shares owned by such holders; (iii) third, the Management Registrable Securities requested to be included in such registration, pro rata among the holders of such Management Registrable Securities on the basis of the number of shares owned by such holders; and (iv) fourth, other securities requested to be included in such registration, pro rata among the holders thereof on the basis of the number of their securities requested to be included therein. Without the consent of the Company and the holders of a majority of the Registrable Securities included in such registration, any Persons other than holders of Registrable Securities who participate in Demand Registrations must pay their share of the Registration Expenses as provided in
Section 5 hereof.
---------

                  (f) Restrictions on Long-Form Registrations. The Company shall
                      ---------------------------------------
not be obligated to effect any Long-Form Registration within 180 days after the effective date of a previous Long-Form Registration or a previous registration in which the holders of Registrable Securities were given piggyback rights pursuant to Section 2 and in which there was no reduction in the number of
            ---------
Registrable Securities requested to be included. The Company may postpone for up to 180 days the filing or the effectiveness of a registration statement for a Demand Registration if the Company and the holders of a majority of the Registrable Securities agree that such Demand Registration would reasonably be expected to have a material adverse effect on any proposal or plan by the Company or any of its subsidiaries to engage in any acquisition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer, reorganization or similar transaction; provided that in such event, the holders of Registrable Securities initially requesting such Demand Registration shall be entitled to withdraw such request and, if such request is withdrawn, such Demand Registration shall not count as one of the permitted Company-paid Long Form Registrations hereunder and the Company shall pay all Registration Expenses in connection with such registration. The Company may delay a Demand Registration hereunder only once in any twelve-month period.

                  (g) Selection of Underwriters. The holders of a majority of
                      -------------------------
the Registrable Securities included in any Long-Form Registration, which is a Demand Registration, shall have the right to select the investment banker(s) and manager(s) to administer the offering.

                  (h) Other Registration Rights. Except as provided in this
                      -------------------------
Agreement, the Company shall not grant to any Persons the right to request the Company to register any equity securities of the Company, or any securities convertible or exchangeable into or exercisable for such securities, without the prior written consent of the holders of a majority of the Registrable Securities.

             2.   Piggyback Registrations.
                  -----------------------

                  (a) Right to Piggyback. Whenever the Company proposes to
                      ------------------
register any of its securities under the Securities Act (other than pursuant to a Demand Registration or a registration on Form S-4, Form S-8 or any successor form) and the registration form to be used may be used for the registration of Registrable Securities (a "Piggyback Registration"), the Company shall give prompt written notice to all holders of Registrable Securities of its intention to effect such a registration. The Company shall include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 25 days after the receipt of the Company's notice. Notwithstanding the foregoing, in the event of the Company's Initial Public Offering, no Piggyback Registration shall be permitted without the approval of the Company's Board of Directors.

                  (b) Piggyback Expenses. The Registration Expenses of the
                      ------------------
holders of Registrable Securities shall be paid by the Company in all Piggyback Registrations.

                  (c) Priority on Primary Registrations. If a Piggyback
                      ---------------------------------
Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the Company, the Company shall include in such registration (i) first, the securities the Company proposes to sell; (ii) second, the Investor Registrable Securities requested to be included in such registration, pro rata among the holders of such Investor Registrable Securities on the basis of the number of shares owned by such holders; (iii) third, the Seller Registrable Securities requested to be included in such registration, pro rata among the holders of such Seller Registrable Securities on the basis of the number of shares owned by such holders; (iv) fourth, the Management Registrable Securities requested to be included in such registration, pro rata among the holders of such Management Registrable Securities on the basis of the number of shares owned by such holders; and (v) fifth, other securities requested to be included in such registration, pro rata among the holders thereof on the basis of the number of their securities requested to be included therein; provided, however that in any Piggyback Registration other than the Initial Public Offering of the Company's Common Stock, the holders of Registrable Securities shall be permitted to include in any such registration on pro rata basis not less than 25% of the number of shares of Common Stock proposed to be sold in such offering, unless the holders of a majority of the Registrable Securities requesting such Piggyback Registration agree in writing to reduce such position or to waive their rights under this proviso.

                  (d) Priority on Secondary Registrations. If a Piggyback
                      -----------------------------------
Registration is an underwritten secondary registration on behalf of holders of the Company's securities, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the holders of a majority of the Registrable Securities to be included in such registration, the Company shall include in such registration (i) first, the securities requested to be included therein by the holders requesting such registration, (ii) second, the Investor Registrable Securities requested to be included in such registration, pro rata among the holders of such Investor Registrable Securities on the basis of the number of shares owned by such holders; (iii) third, the Seller Registrable Securities requested to be included in such registration, pro rata among the holders of such Seller Registrable Securities on the basis of the number of shares owned by such holders; (iv) fourth, the Management Registrable Securities requested to be included in such registration, pro rata among the holders of such Management Registrable Securities on the basis of the number of shares owned by such holders; and (v) fifth, other securities requested to be included in such registration, pro rata among the holders thereof on the basis of the number of their securities requested to be included therein

                  (e) Selection of Underwriters. If any Piggyback Registration
                      -------------------------
is an underwritten offering, the selection of investment banker(s) and manager(s) for the offering must be approved by the Investor. Such approval shall not be unreasonably withheld.

                  (f) Other Registrations. If the Company has previously filed a
                      -------------------
registration statement with respect to Registrable Securities pursuant to
Section 1 or pursuant to this Section 2, and if such previous registration has not been withdrawn or abandoned, the Company shall not file or cause to be effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except on Form S-4, Form S-8 or any successor form), whether on its own behalf or at the request of any holder or holders of such securities, until a period of at least 180 days has elapsed from the effective date of such previous registration, unless a shorter period of time is approved by the Investor (which approval shall not be unreasonably withheld), or unless such registration is a "shelf registration" on Form S-3 that the holders of Registrable Securities have requested to be kept effective for a period of more than 180 days.

             3. Holdback Agreements.
                -------------------

                  (a) Holders of Registrable Securities. Each holder of
                      ---------------------------------
Registrable Securities shall not effect any public sale or distribution (including sales pursuant to Rule 144) of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and the 120-day period beginning on the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration in which Registrable Securities are included (except as part of such underwritten registration), unless the underwriters managing the Demand Registration or Piggyback Registration otherwise agree.

                  (b) The Company. The Company shall not effect any public sale
                      -----------
or distribution of any of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and during the 180-day period beginning on the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration (except as part of such Demand Registration or Piggyback Registration or pursuant to registrations on Form S-4, Form S-8 or any successor form), unless the underwriters managing the registered public offering otherwise agree.

             4.   Registration Procedures. Whenever the holders of Registrable
                  -----------------------
Securities have requested that any Registrable Securities be registered pursuant to this Agreement, the Company shall use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company shall as expeditiously as possible:

                  (a) prepare and file with the Securities and Exchange Commission a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective; provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company shall furnish to the counsel selected by the holders of a majority of the Registrable Securities included in such registration statement copies of all such documents proposed to be filed, which documents shall be subject to the review and comment of such counsel;

                  (b) notify each holder of Registrable Securities of the effectiveness of each registration statement filed hereunder and prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than 180 days and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement; provided, however, that if the Company is eligible to use Form S-3, the holders of Registrable Securities may require the Company to keep such registration effective as a "shelf registration" for a period of up to two years;

                  (c) furnish to each seller of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

                  (d) use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller; provided that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (ii) subject itself to taxation in any such jurisdiction, or (iii) consent to general service of process in any such jurisdiction;

                  (e) notify each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, the Company shall prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

                  (f) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed and, if not so listed, to be listed on the NASD automated quotation system and, if listed on the NASD automated quotation system, use its best efforts to secure designation of all such Registrable Securities covered by such registration statement as a NASDAQ "national market system security" within the meaning of Rule llAa2-1 of the Securities and Exchange Commission or, failing that, to secure NASDAQ authorization for such Registrable Securities and, without limiting the generality of the foregoing, to arrange for at least two market makers to register as such with respect to such Registrable Securities with the NASD;

                  (g) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

                  (h) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of a majority of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including effecting a stock split or a combination of shares);

                  (i) make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

                  (j) otherwise use its best efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least 12 months beginning with the first day of the Company's first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

                  (k) permit any holder of Registrable Securities, which holder, in the Company's sole and exclusive judgment, might be deemed to be an underwriter or a controlling Person of the Company, to participate in the preparation of such registration or comparable statement and to require the insertion therein of material furnished to the Company in writing, which in the reasonable judgment of such holder and its counsel should be included;

                  (l) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any common stock included in such registration statement for sale in any jurisdiction, the Company shall use its best efforts promptly to obtain the withdrawal of such order;

                  (m) subject to Section 4(d) above, use its best efforts to
                                 ------------
cause any Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the sellers thereof to consummate the disposition of such Registrable Securities;

                  (n) obtain a cold comfort letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters as the holders of a majority of the Registrable Securities being sold reasonably request; provided that such Registrable Securities constitute at least 10% of the securities covered by such registration statement; and

                  (o) if the offering is underwritten, and at the request of any seller of Registrable Securities, use its best efforts to furnish on the date that Registrable Securities are delivered to the underwriters for sale pursuant to such registration an opinion dated such date of counsel representing the Company for the purposes of such registration, addressed to the underwriters and to such seller, stating that such registration statement has become effective under the Securities Act and that (i) to the best knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act, (ii) the registration statement, the related prospectus and each amendment or supplement thereof comply as to form in all material respects with the requirements of the Securities Act (except that such counsel need not express any opinion as to financial statements contained therein) and (iii) to such other matters as reasonably may be requested by counsel for the underwriters or by such seller or its counsel.

             5.   Registration Expenses.
                  ---------------------

                  (a) Payment of Registration Expenses. All expenses incident to
                      --------------------------------
the Company's performance of or compliance with this Agreement, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, fees and disbursements of custodians, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding discounts and commissions) and other Persons retained by the Company (all such expenses being herein called "Registration Expenses"), shall be borne as provided in this Agreement, except that the Company shall, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed or on, the NASD automated quotation system.

                  (b) Reimbursement of Registration Expenses. In connection with
                      --------------------------------------
each Demand Registration and each Piggyback Registration, the Company shall reimburse the holders of Registrable Securities included in such registration for the reasonable fees and disbursements of one counsel chosen by the holders of a majority of the Registrable Securities included in such registration and for the reasonable fees and disbursements of each additional counsel retained by any holder of Registrable Securities for the purpose of rendering a legal opinion on behalf of such holder in connection with any underwritten Demand Registration or Piggyback Registration.

                  (c) Payment of Registration Expenses by Holders of Registrable
                      ----------------------------------------------------------
Securities. To the extent Registration Expenses are not required to be paid by
----------
the Company, each holder of securities included in any registration hereunder shall pay those Registration Expenses allocable to the registration of such holder's securities so included, and any Registration Expenses not so allocable shall be payable by all sellers of securities included in such registration in proportion to the aggregate selling price of the securities to be so registered.

            6.    Indemnification.
                  ---------------

                  (a) Indemnification by the Company. The Company agrees to
                      ------------------------------
indemnify, to the extent permitted by law, each holder of Registrable Securities, its officers and directors and each Person who controls such holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses caused by any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such holder expressly for use therein or by such holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such holder with a sufficient number of copies of the same. In connection with an underwritten offering, the Company shall indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities.

                  (b) Indemnification by the Holders of Registrable Securities.
                      --------------------------------------------------------
In connection with any registration statement in which a holder of Registrable Securities is participating, each such holder shall furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, shall indemnify the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities
Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such holder; provided that the obligation to indemnify shall be individual, not joint and several, for each holder and shall be limited to the net amount of proceeds received by such holder from the sale of Registrable Securities pursuant to such registration statement.

                  (c) Procedure for Indemnification. Any Person entitled to
                      -----------------------------
indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any Person's right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party) and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

                  (d) Survival. The indemnification provided for under this
                      --------
Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and shall survive the transfer of securities.

             7.   Participation in Underwritten Registrations. No Person may
                  -------------------------------------------
participate in any registration hereunder unless such Person:

                  (a) in the case of a registration which is underwritten, agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements; provided, however, that no holder of less than 10% of any Registrable Securities included in any underwritten registration (other than an executive officer or director of the Company) shall be required to make any representations or warranties to the Company or the underwriters (other than representations and warranties regarding such holder and such holder's intended method of distribution) or to undertake any indemnification obligations to the Company or the underwriters with respect thereto, except as otherwise provided in Section 6 hereof;
   ---------

                  (b) as expeditiously as possible, notifies the Company, at any time when a prospectus relating to such Person's Registrable Securities is required to be delivered under the Securities Act, of the happening of any event as a result of which such prospectus contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading;

                  (c) complies with all reasonable requests made by the Company or its counsel with respect to the registration of such Person's Registrable Securities, including, without limitation, providing access to all relevant books and records; and

                  (d) completes, executes and delivers all questionnaires, powers of attorney, indemnities, underwriting agreements and other usual and customary documents necessary or appropriate with respect to the offering of such Person's Registrable Securities, and in the case of a registration which is underwritten, necessary or appropriate under the terms of such underwriting arrangements (subject to the provision in Section 7(a) above).
                                          ------------


             8.   Definitions.
                  -----------

                  (a) The term "Common Stock" means shares of the Company's common stock, par value $.01 per share.

                  (b) The term "Initial Public Offering" means the first registered public offering of the Company's Common Stock by the Company under the Securities Act with net proceeds to the Company, prior to any redemptions of Preferred Stock, of not less than $30 million.

                  (c) The term "Investor Registrable Securities" means all Registrable Securities initially issued to and held by the Investor or FBR Technology Venture Partners, LP or any Registrable Securities issued to any other institutional investor providing financing to the Company. Investor Registrable Securities will continue to be Investor Registrable Securities if held or acquired by any holder of Registrable Securities.

                  (d) The term "Management Agreement" means collectively those certain Management Agreements dated August 12, 1999 between the Company and each of Stuart C. Johnson, Graham B. Perkins, Thomas B. Modly, Bruce H. Allan, David
T. Fu, Jason H. Levine, Matthew B. Walker and Patricia A. Withers.

                  (e) The term "Management Registrable Securities" means all Registrable Securities initially held by officers, independent outside directors or employees of the Company, including those issued under any Management Agreement. Management Registrable Securities will continue to be Management Registrable Securities if held or acquired by any holder of Registrable Securities.

                  (f) The term "Merger Agreement" means that certain Agreement and Plan of Merger to be entered into in August, 1999 by and among the Company, Empyrean Group, Inc. and FBR Technology Venture Partners, LP.

                  (g) The term "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, limited liability company, trust or unincorporated organization.

                  (h) The term "Preferred Stock" means shares of the Company's preferred stock, par value $.01 per share.

                  (i) The term "Purchase Agreement" has the meaning set forth in Recital A to this Agreement.
---------

                  (j) The term "Registration Expenses" has the meaning set forth in Section 5 above.
   ---------

                  (k) The term "Registrable Securities" means (i) any Common Stock issued pursuant to the Purchase Agreement, the Merger Agreement or any Management Agreement (whether issued before or after the date hereof), (ii) any other Common Stock issued or issuable with respect to the securities referred to in clause (i) by way of a stock dividend or stock split or in connection with an exchange or combination of shares, recapitalization, merger, consolidation or other reorganization, and (iii) any other shares of Common Stock held by Persons holding securities described in clauses (i) and (ii), inclusive above. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when they have been distributed to the public pursuant to a offering registered under the Securities Act or sold to the public through a broker, dealer or market maker in compliance with Rule 144 under the Securities Act (or any similar rule then in force). For purposes of this Agreement, a Person shall be deemed to be a holder of Registrable Securities whenever such Person has the right to acquire such Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected.

                  (l) The term "Securities Act" means the Securities Act of 1933, as amended, or any similar federal law then in force.

                  (m) The term "Securities Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar federal law then in force.

                  (n) The term "Seller Registrable Securities" means all Registrable Securities held by the Parent or any Registrable Securities issued by the Company to the former shareholders and/or employees of any business acquired by the Company or its subsidiaries to the extent such Registrable Securities are issued in connection with the acquisition of such acquired business by the Company. Seller Registrable Securities will continue to be Seller Registrable Securities if held or acquired by any holder of Registrable Securities.

             9.   Miscellaneous.
                  -------------

                  (a) No Inconsistent Agreements. The Company shall not
                      --------------------------
hereafter enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the holders of Registrable Securities in this Agreement.

                  (b) Adjustments Affecting Registrable Securities. The Company
                      --------------------------------------------
shall not take any action, or permit any change to occur, with respect to its securities which would adversely affect the ability of the holders of Registrable Securities to include such Registrable Securities in a registration undertaken pursuant to this Agreement or which would adversely affect the marketability of such Registrable Securities in any such registration (including, without limitation, effecting a stock split or a combination of shares).

                  (c) Remedies. Any Person having rights under any provision of
                      --------
this Agreement shall be entitled to enforce such rights specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.

                  (d) Amendments and Waivers. Except as otherwise provided
                      ----------------------
herein, the provisions of this Agreement may be amended or waived only upon the prior written consent of the Company and holders of at least 60% of the Registrable Securities; provided, however, that no changes shall be made in the relative priorities of the Investor Registrable Securities, the Management Registrable Securities and the Seller Registrable Securities in connection with any registration hereunder without the consent of a majority of the outstanding Registrable Securities held by the holders of each of the Investor Registrable Securities, the Seller Registrable Securities and the Management Registrable Securities, each voting as a separate class.

                  (e) Successors and Assigns. All covenants and agreements in
                      ----------------------
this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of purchasers or holders of Registrable Securities are also for the benefit of, and enforceable by, any subsequent holder of Registrable Securities.

                  (f) Severability. Whenever possible, each provision of this
                      ------------
Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

                  (g) Counterparts; Facsimile Transmission. This Agreement may
                      ------------------------------------
be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement. Each party to this Agreement agrees that it will be bound by its own telecopied signature and that it accepts the telecopied signature of each other party to this Agreement.

                  (h) Descriptive Headings. The descriptive headings of this
                      --------------------
Agreement are inserted for convenience only and do not constitute a part of this Agreement.

                  (i) Governing Law. This Agreement shall be governed by and
                      -------------
construed in accordance with the domestic laws of the State of Delaware, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

                  (j) Notices. All notices, demands or other communications to
                      -------
be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient, sent to the recipient by reputable overnight courier service (charges prepaid) or 48 hours after deposited in the United States mail, first class, to the recipient by postage prepaid or by facsimile. Such notices, demands and other communications shall be sent to the Investor and to each Purchaser at the addresses indicated on the Schedule of Holders and to
                                                    -------------------
the Company at the address of its corporate headquarters (currently 8300 Boone Boulevard, Suite 250, Vienna, Virginia 22182, Attention: General Counsel) or to such other address or to the attention of such other Person as the recipient party has specified by prior written notice to the sending party.

                  (k) Stockholders' Agreement. Notwithstanding anything above to
                      -----------------------
the contrary, all transfers of Registrable Securities are subject to the provisions of the Stockholders' Agreement and shall be made in accordance with such provisions.

                  (l) New Parties. During the term of this Agreement, the
                      -----------
Company may, with the consent of the Company's Board of Directors and the Investor, permit additional Persons to become parties to this Agreement by executing a Joinder Agreement, and the Schedule of Holders attached hereto as
                                       -------------------
Exhibit A shall be revised and updated accordingly.
---------

                  (m) Termination of Agreement. All registration rights granted
                      ------------------------
hereunder will expire and this Agreement will be terminated at such time as 85% of the Registrable Securities originally issued by the Company to the Investor pursuant to the Purchase Agreement and the Recapitalization Agreement have been sold to the public (either in an offering registered under the Securities Act or pursuant to Rule 144 promulgated under the Securities Act), and the average daily trading volume of the Common Stock over the six-month period immediately preceding the termination is at least one-quarter of one percent (1/4%) of the Company's outstanding Common Stock.

                      [THIS SPACE INTENTIONALLY LEFT BLANK]

                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                           EMPYREAN GROUP HOLDINGS, INC.


                                    By:      /s/ Stuart C. Johnson
                                             -----------------------------------
                                    Name:    Stuart C. Johnson
                                             -----------------------------------
                                    Title:   President & CEO
                                             -----------------------------------

                           THAYER ITECH HOLDINGS, L.L.C.


                                    By:      /s/ Robert E. Michalik
                                             -----------------------------------
                                    Name:    Robert E. Michalik
                                             -----------------------------------
                                    Title:   President
                                             -----------------------------------

                           BSG HOLDINGS, INC.


                                    By:      /s/ John R. McDougall
                                             -----------------------------------
                                    Name:    John R. McDougall
                                             -----------------------------------
                                    Title:   President
                                             -----------------------------------

                           FBR TECHNOLOGY VENTURE PARTNERS, LP

                                    By:      /s/ Gene Riechers
                                             -----------------------------------
                                    Its:     General Partner's Managing Director


                                    By:
                                             -----------------------------------
                                    Name:    Gene Riechers
                                             -----------------------------------
                                    Title:   Managing Director
                                             -----------------------------------

                                    /s/ Stuart C. Johnson
                                    --------------------------------------------
                                    Stuart C. Johnson

                                    /s/ Graham B. Perkins
                                    --------------------------------------------
                                    Graham B. Perkins

                                    /s/ Bruce H. Allan
                                    --------------------------------------------
                                    Bruce H. Allan

                                    /s/ Thomas B. Modly
                                    --------------------------------------------
                                    Thomas B. Modly

                                    /s/ David T. Fu
                                    --------------------------------------------
                                    David T. Fu

                                    /s/ Jason H. Levine
                                    --------------------------------------------
                                    Jason H. Levine

                                    /s/ Matthew B. Walker
                                    --------------------------------------------
                                    Matthew B. Walker

                                    /s/ Patricia A. Withers
                                    --------------------------------------------
                                    Patricia A. Withers

EXHIBIT A to
                                                          Registration Agreement
                                                          ----------------------

                               SCHEDULE OF HOLDERS
                               -------------------

Investor:
--------

Thayer ITech Holdings, LLC
c/o Thayer Equity Partners
1455 Pennsylvania Avenue, N.W., Suite 350
Washington, D.C.  20004
Attention: Chris Temple


Other Stockholders:
------------------

BSG Holdings, Inc.
284 S. Main Street
Suite 700
Alpharetta, Georgia  30004


FBR Technology Venture Partners, LP
1001 19th Street North
Arlington, VA  22209


Stuart C. Johnson
Thomas B. Modly
Graham B. Perkins
David T. Fu
Matthew B. Walker
Bruce H. Allan
Jason H. Levine
Patricia A. Withers
c/o Empyrean Group Holdings, Inc.
8300 Boone Boulevard
Suite 250
Vienna, Virginia  22182

                                JOINDER AGREEMENT
                        TO REGISTRATION RIGHTS AGREEMENT
                        --------------------------------

                  This Joinder Agreement (this "Joinder") is made as of the date written below by the undersigned (the "Joining Party") and certain parties to the Registration Rights Agreement, dated as of August 12, 1999 (the "Registration Agreement"), among Empyrean Group Holdings, Inc., a Delaware corporation (the "Company"), and the stockholders of the Company. Capitalized terms used but not defined herein shall have the meanings given such terms in the Registration Agreement.

                  Accordingly, the Joining Party hereby acknowledges, agrees and confirms that, by its execution of this Joinder, the Joining Party will be deemed to be a party to the Registration Agreement and shall have all of the rights and obligations of a "Stockholder" thereunder as if it had executed the Registration Agreement. The Joining Party, and the Company hereby ratify, as of the date hereof, and agree to be bound by, all of the terms, provisions and conditions contained in the Registration Agreement.

                  The Company and the Joining Party acknowledge, agree and confirm that for all purposes under the Registration Agreement, all shares of Common Stock received by Joining Party (i) pursuant to Section 2.2(d) of the Stock Purchase Agreement, dated as of October 28, 1999, by and among the Company, IconixGroup, Inc., The Invisions Group, Ltd. and the Stockholders of The Invisions Group, Ltd. (the "Stock Purchase Agreement"), (ii) upon conversion of any shares of Preferred Stock received by Joining Party pursuant to Section 2.2(d) of the Stock Purchase Agreement, including any additional shares of Preferred Stock received as dividends thereon, and (iii) upon conversion of the "Seller Note" (as such term is defined in the Stock Purchase Agreement) received by Joining Party pursuant to Section 2.2(b) of the Stock Purchase Agreement, shall be deemed Seller Registrable Securities.





                      [THIS SPACE LEFT INTENTIONALLY BLANK]

                  IN WITNESS WHEREOF, the undersigned has executed this Joinder Agreement as of the date written below.


Date:  November 3, 1999                     /s/ Leo C. Mullen
       -----------------------------        ------------------------------------
                                            Leo C. Mullen

Address:

                  4927 Auburn Avenue
                  Bethesda, Maryland 20814

Tax I.D. No.: ###-##-####

                           APPROVED BY:

                           EMPYREAN GROUP HOLDINGS, INC.



                           By:      /s/ Stuart C. Johnson
                                    --------------------------------
                           Name:    Stuart C. Johnson
                                    --------------------------------
                           Title:   Chairman, President and CEO
                                    --------------------------------


                           THAYER ITECH HOLDINGS, L.L.C.

                           By:      Thayer Equity Investors, III, L.P.
                           Its:     Managing Member
                           By:      TC Equity Partners, L.L.C.
                           Its:     General Partner

                           By:      /s/ Robert E. Michalik
                                    --------------------------------
                           Its:     Robert E. Michalik
                                    --------------------------------

                  IN WITNESS WHEREOF, the undersigned has executed this Joinder Agreement as of the date written below.


Date:  November 3, 1999                     /s/ Helene Patterson
       --------------------                 --------------------
                                            Helene Patterson
Address:

                  4927 Auburn Avenue
                  Bethesda, Maryland 20814

Tax I.D.     ###-##-####
          -------------------

                           APPROVED BY:

                           EMPYREAN GROUP HOLDINGS, INC.



                           By:      /s/ Stuart C. Johnson
                                    ---------------------------
                           Name:    Stuart C. Johnson
                                    ---------------------------
                           Title:   Chairman, President and CEO
                                    ---------------------------


                           THAYER ITECH HOLDINGS, L.L.C.

                           By:      Thayer Equity Investors, III, L.P.
                           Its:     Managing Member
                           By:      TC Equity Partners, L.L.C.
                           Its:     General Partner


                           By:      /s/ Robert E. Michalik
                                    ---------------------------
                           Its:     Robert E. Michalik
                                    ---------------------------

                  IN WITNESS WHEREOF, the undersigned has executed this Joinder Agreement as of the date written below.


Date:  November 3, 1999                     /s/ Sidney E. Barcelona
       ---------------------------          -------------------------------
                                            Sidney E. Barcelona
Address:

                  4927 Auburn Avenue
                  Bethesda, Maryland 20814

Tax I.D. No.  ###-##-####
              -----------

                           APPROVED BY:

                           EMPYREAN GROUP HOLDINGS, INC.



                           By:      /s/ Stuart C. Johnson
                                    ---------------------------
                           Name:    Stuart C. Johnson
                                    ---------------------------
                           Title:   Chairman, President and CEO
                                    ---------------------------

                           THAYER ITECH HOLDINGS, L.L.C.

                           By:      Thayer Equity Investors, III, L.P.
                           Its:     Managing Member
                           By:      TC Equity Partners, L.L.C.
                           Its:     General Partner

                           By:      /s/ Robert E. Michalik
                                    ---------------------------
                           Its:     Robert E. Michalik
                                    ---------------------------

                  IN WITNESS WHEREOF, the undersigned has executed this Joinder Agreement as of the date written below.


Date:  November 3, 1999                     /s/ Gretchen Frederick
       -----------------------------        ------------------------------------
                                            Gretchen Frederick

Address:

                  4927 Auburn Avenue
                  Bethesda, Maryland 20814

Tax I.D. No.:###-##-####
             -----------

                                  APPROVED BY:

                           EMPYREAN GROUP HOLDINGS, INC.



                           By:      /s/ Stuart C. Johnson
                                    ---------------------------
                           Name:    Stuart C. Johnson
                                    ---------------------------
                           Title:   Chairman, President and CEO
                                    ---------------------------

                           THAYER ITECH HOLDINGS, L.L.C.

                           By:      Thayer Equity Investors, III, L.P.
                           Its:     Managing Member
                           By:      TC Equity Partners, L.L.C.
                           Its:     General Partner

                           By:      /s/ Robert E. Michalik
                                    ---------------------------
                           Its:     Robert E. Michalik
                                    ---------------------------

                  IN WITNESS WHEREOF, the undersigned has executed this Joinder Agreement as of the date written below.


Date:  November 3, 1999                     /s/ Mark A. Smith
       -----------------------------        ------------------------------------
                                            Mark A. Smith

Address:

                  4927 Auburn Avenue
                  Bethesda, Maryland 20814

Tax I.D. No.:###-##-####
             -----------

                                  APPROVED BY:

                           EMPYREAN GROUP HOLDINGS, INC.



                           By:      /s/ Stuart C. Johnson
                                    ---------------------------
                           Name:    Stuart C. Johnson
                                    ---------------------------
                           Title:   Chairman, President and CEO
                                    ---------------------------

                           THAYER ITECH HOLDINGS, L.L.C.

                           By:      Thayer Equity Investors, III, L.P.
                           Its:     Managing Member
                           By:      TC Equity Partners, L.L.C.
                           Its:     General Partner

                           By:      /s/ Robert E. Michalik
                                    ---------------------------
                           Its:     Robert E. Michalik
                                    ---------------------------

                                JOINDER AGREEMENT
                        TO REGISTRATION RIGHTS AGREEMENT
                        --------------------------------

          This Joinder Agreement (this "Joinder") is made as of the date written below by the undersigned (the "Joining Party") and certain parties to the Registration Rights Agreement, dated as of August 12, 1999 (the "Registration Agreement"), among Iconixx Corporation (formerly known as Empyrean Group Holdings, Inc.), a Delaware corporation (the "Company"), and the stockholders of the Company. Capitalized terms used but not defined herein shall have the meanings given such terms in the Registration Agreement.

          Accordingly, the Joining Party hereby acknowledges, agrees and confirms that, by its execution of this Joinder, the Joining Party will be deemed to be a party to the Registration Agreement and shall have all of the rights and obligations of a "Stockholder" thereunder as if it had executed the Registration Agreement. The Joining Party, and the Company hereby ratify, as of the date hereof, and agree to be bound by, all of the terms, provisions and conditions contained in the Registration Agreement.

          The Company and the Joining Party acknowledge, agree and confirm that for all purposes under the Registration Agreement, all shares of Common Stock received by Joining Party (i) pursuant to Section 2.2(d) of the Stock Purchase Agreement, dated as of October 28, 1999, by and among the Company, IconixGroup, Inc., The Invisions Group, Ltd. and the Stockholders of The Invisions Group, Ltd. (the "Stock Purchase Agreement"), (ii) upon conversion of any shares of Preferred Stock received by Joining Party pursuant to Section 2.2(d) of the Stock Purchase Agreement, including any additional shares of Preferred Stock received as dividends thereon, and (iii) upon conversion of the "Seller Note" (as such term is defined in the Stock Purchase Agreement) received by Joining Party pursuant to Section 2.2(b) of the Stock Purchase Agreement, shall be deemed Seller Registrable Securities.



                      [THIS SPACE LEFT INTENTIONALLY BLANK]

                  IN WITNESS WHEREOF, the undersigned has executed this Joinder Agreement as of the date written below.


Date:  November 3, 1999                     /s/ William K. Stephens
                                            ------------------------------------
                                            William K. Stephens

Address:

                  4927 Auburn Avenue
                  Bethesda, Maryland 20814

Tax I.D. No.: ###-##-####
              -----------

                                  APPROVED BY:

                           ICONIXX CORPORATION
                           (f/k/a EMPYREAN GROUP HOLDINGS, INC.)



                           By:      /s/ Stuart C. Johnson
                                    ---------------------------
                           Name:    Stuart C. Johnson
                                    ---------------------------
                           Title:   Chairman, President & CEO
                                    ---------------------------


                           THAYER ITECH HOLDINGS, L.L.C.

                           By:      Thayer Equity Investors, III, L.P.
                           Its:     Managing Member
                           By:      TC Equity Partners, L.L.C.
                           Its:     General Partner

                           By:      /s/ Robert E. Michalik
                                    ---------------------------
                           Its:     Robert E. Michalik
                                    ---------------------------

                                JOINDER AGREEMENT
                        TO REGISTRATION RIGHTS AGREEMENT
                        --------------------------------

          This Joinder Agreement (this "Joinder") is made as of the date written below by the undersigned (the "Joining Party") and certain parties to the Registration Rights Agreement, dated as of August 12, 1999, among Iconixx Corporation (formerly known as Empyrean Group Holdings, Inc.), a Delaware corporation (the "Company"), and the stockholders of the Company (the "Registration Agreement" ). Capitalized terms used, but not defined herein, shall have the meanings given such terms in the Registration Agreement.

          Accordingly, the Joining Party hereby acknowledges, agrees and confirms that, by its execution of this Joinder, the Joining Party will be deemed to be a party to the Registration Agreement and shall have all of the rights and obligations of a "Stockholder" thereunder as if it had executed the Registration Agreement. The Joining Party, and the Company hereby ratify, as of the date hereof, and agree to be bound by, all of the terms, provisions and conditions contained in the Registration Agreement.

          The Company and the Joining Party acknowledge, agree and confirm that for all purposes under the Registration Agreement, all shares of Common Stock received by the Joining Party (i) by stock power, dated January 18, 2000, from Leo C. Mullen and (ii) by stock power, dated January 18, 2000, from Helene Patterson shall be deemed Seller Registrable Securities.



                      [THIS SPACE LEFT INTENTIONALLY BLANK]

                  IN WITNESS WHEREOF, the undersigned has executed this Joinder Agreement as of January 18, 2000.



                                    MULLEN PATTERSON, L.L.C.

                           By:      /s/ Helene Patterson & Leo C. Mullen
                                    ------------------------------------
                           Its:     Managers
                                    ------------------------------------

Address:

Tax I.D. No.:


                                  APPROVED BY:

                           ICONIXX CORPORATION
                           (formerly known as
                           EMPYREAN GROUP HOLDINGS, INC.)

                           By:      /s/ Stuart C. Johnson
                                    ------------------------------------
                           Its:     Stuart C. Johnson
                                    ------------------------------------
                                    Chairman, President & CEO
                                    ------------------------------------

                                    THAYER ITECH HOLDINGS, L.L.C.

                                    By:      Thayer Equity Investors, III, L.P.
                                    Its:     Managing Member
                                    By:      TC Equity Partners, L.L.C.
                                    Its:     General Partner

                           By:      /s/ Robert E. Michalik
                                    ------------------------------------
                           Its:     Vice President
                                    ------------------------------------

                                JOINDER AGREEMENT
                        TO REGISTRATION RIGHTS AGREEMENT
                        --------------------------------

          This Joinder Agreement (this "Joinder") is made as of the date written below by the undersigned (the "Joining Party") and certain parties to the Registration Rights Agreement, dated as of August 12, 1999 (the "Registration Agreement"), by and among Iconixx Corporation (formerly Empyrean Group Holdings, Inc.), a Delaware corporation ("Iconixx"), and the Stockholders of Iconixx. Capitalized terms used but not defined herein shall have the meanings given such terms in the Registration Agreement.

          Accordingly, the Joining Party hereby acknowledges, agrees and confirms that, by its execution of this Joinder, the Joining Party will be deemed to be a party to the Registration Agreement and shall have all of the rights and obligations of a "Stockholder" thereunder as if he or she had executed the Registration Agreement. The Joining Party and Iconixx hereby ratify, as of the date hereof, and agree to be bound by, all of the terms, provisions and conditions contained in the Registration Agreement.

                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

                  IN WITNESS WHEREOF, the undersigned has executed this Joinder Agreement as of the date written below.


Date:  March 8, 2000

STOCKHOLDER:               STUART C. JOHNSON FAMILY LIMITED
                           PARTNERSHIP



                           By:/s/
                              ------------------------------------

Address:

-------------------------

-------------------------

-------------------------


Tax I.D. No.:  54-6453713


                           APPROVED BY:

                           ICONIXX CORPORATION


                           By:      /s/ Jason H. Levine
                                    --------------------------------------
                           Name:    Jason H. Levine
                           Title:   Vice President and Assistant Secretary



                           THAYER ITECH HOLDINGS, L.L.C.


                           By:      Thayer Equity Investors IV, L.P.
                           Its:     Managing Member

                           By:      TC Equity Partners IV, L.L.C.
                                    Its:     General Partner

                           By:      /s/ Robert E. Michalik
                                    --------------------------------------
                                    Name:    Robert E. Michalik
                                    Title:   Vice President

                                JOINDER AGREEMENT
                       TO REGISTRATION RIGHTS AGREEMENT
                       --------------------------------


                  This Joinder Agreement (this "Joinder") is made as of the date written below by the undersigned (the "Joining Party") and certain parties to the Registration Rights Agreement, dated as of August 12, 1999 (the "Registration Agreement"), by and among Iconixx Corporation (formerly Empyrean Group Holdings, Inc.), a Delaware corporation ("Iconixx"), and the Stockholders of Iconixx. Capitalized terms used but not defined herein shall have the meanings given such terms in the Registration Agreement.

                  Accordingly, the Joining Party hereby acknowledges, agrees and confirms that, by its execution of this Joinder, the Joining Party will be deemed to be a party to the Registration Agreement and shall have all of the rights and obligations of a "Stockholder" thereunder as if he or she had executed the Registration Agreement. The Joining Party and Iconixx hereby ratify, as of the date hereof, and agree to be bound by, all of the terms, provisions and conditions contained in the Registration Agreement.

                  Iconixx and the Joining Party acknowledge, agree and confirm that all shares of Common Stock received by the Joining Party: (i) pursuant to
Section 2.2(c) of the Stock Purchase Agreement, dated as of February 23, 2000,
--------------
by and among Iconixx, Lead Dog Design, Inc., a New York corporation, and Ronald
P. Heffernan, Michael Matteo, Lucia Chang Heffernan, Monica Hsu, the Kelly A. Heffernan Trust, the Tracy Heffernan Cipully Trust and David Musicant (the "Stock Purchase Agreement"); and (ii) upon conversion of any shares of Preferred Stock received by the Joining Party pursuant to Section 2.2(c) of the Stock
                                                --------------
Purchase Agreement, including any additional shares of Preferred Stock received as dividends thereon, shall be deemed Seller Registrable Securities for all purposes under the Registration Agreement.







                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

                  IN WITNESS WHEREOF, the undersigned has executed this Joinder Agreement as of the date written below.


Date:  March 10, 2000

STOCKHOLDER:               /s/ Ronald P. Heffernan
                           ----------------------------------
                           Ronald P. Heffernan
Address:
306 Ivy Ct.
-------------------------
Franklin Lks, NJ  07417
-------------------------

-------------------------


Tax I.D. No.:  ###-##-####
               --- -- ----


                           APPROVED BY:

                           ICONIXX CORPORATION


                           By:      /s/ Jason H. Levine
                                    --------------------------
                           Name:    Jason H. Levine
                                    --------------------------
                           Title:   Vice President
                                    --------------------------



                           THAYER ITECH HOLDINGS, L.L.C.


                           By:      Thayer Equity Investors IV, L.P.
                           Its:     Managing Member

                                    By:      TC Equity Partners IV, L.L.C.
                                    Its:     General Partner

                                             By:    /s/ Robert E. Michalik
                                                    ------------------------
                                             Name:  Robert E. Michalik
                                                    ------------------------
                                             Title: Vice President
                                                    ------------------------

                  IN WITNESS WHEREOF, the undersigned has executed this Joinder Agreement as of the date written below.


Date:  March 10, 2000

STOCKHOLDER:               /s/ Michael Matteo
                           -------------------------------
                           Michael Matteo
Address:
1136 Morris Road
------------------------
Wynnewood, PA  19096
------------------------

------------------------


Tax I.D. No.:  ###-##-####
               --- -- ----


                           APPROVED BY:

                           ICONIXX CORPORATION


                           By:    /s/ Jason H. Levine
                                  ------------------------
                           Name:  Jason H. Levine
                                  ------------------------
                           Title: Vice President
                                  ------------------------



                           THAYER ITECH HOLDINGS, L.L.C.


                           By:      Thayer Equity Investors IV, L.P.
                           Its:     Managing Member

                                    By:      TC Equity Partners IV, L.L.C.
                                    Its:     General Partner

                                             By:    /s/ Robert E. Michalik
                                                    -------------------------
                                             Name:  Robert E. Michalik
                                                    -------------------------
                                             Title: Vice President
                                                    -------------------------

                  IN WITNESS WHEREOF, the undersigned has executed this Joinder Agreement as of the date written below.


Date:  March 10, 2000

STOCKHOLDER:               /s/ Lucia Chang Heffernan
                           -----------------------------------
                           Lucia Chang Heffernan
Address:
306 Ivy Ct
----------------------------
Franklin Lakes, NJ  07417
----------------------------

----------------------------



Tax I.D. No.:  ###-##-####
               --- -- ----


                           APPROVED BY:

                           ICONIXX CORPORATION


                           By:    /s/ Jason H. Levine
                                  -------------------------
                           Name:  Jason H. Levine
                                  -------------------------
                           Title: Vice President
                                  -------------------------



                           THAYER ITECH HOLDINGS, L.L.C.


                           By:      Thayer Equity Investors IV, L.P.
                           Its:     Managing Member

                                    By:      TC Equity Partners IV, L.L.C.
                                    Its:     General Partner

                                             By:    /s/ Robert E. Michalik
                                                    ------------------------
                                             Name:  Robert E. Michalik
                                                    ------------------------
                                             Title: Vice President
                                                    ------------------------

                  IN WITNESS WHEREOF, the undersigned has executed this Joinder Agreement as of the date written below.


Date:  March 10, 2000

STOCKHOLDER:               /s/ Monica Hsu
                           --------------------------
                           Monica Hsu
Address:
160 Wea #19L
-----------------------
NY, NY  10023
-----------------------

-----------------------


Tax I.D. No.:  ###-##-####
               --- -- ----


                           APPROVED BY:

                           ICONIXX CORPORATION


                           By:    /s/ Jason H. Levine
                                  ---------------------------
                           Name:  Jason H. Levine
                                  ---------------------------
                           Title: Vice President
                                  ---------------------------



                           THAYER ITECH HOLDINGS, L.L.C.


                           By:      Thayer Equity Investors IV, L.P.
                           Its:     Managing Member

                                    By:      TC Equity Partners IV, L.L.C.
                                    Its:     General Partner

                                             By:    /s/ Robert E. Michalik
                                                    --------------------------
                                             Name:  Robert E. Michalik
                                                    --------------------------
                                             Title: Vice President
                                                    --------------------------

                  IN WITNESS WHEREOF, the undersigned has executed this Joinder Agreement as of the date written below.


Date:  March 10, 2000

STOCKHOLDER:
                           The Kelly A. Heffernan Trust

                           By:      /s/ Ronald Heffernan
                                    -----------------------
                           Name:    Ronald Heffernan
                                    -----------------------
                           Title:   Attorney in fact
Address:
920 Cyprus Way
---------------------
Boca Raton, FL
---------------------

---------------------



Tax I.D. No.:  13-7224727
               ----------


                           APPROVED BY:

                           ICONIXX CORPORATION


                           By:    /s/ Jason H. Levine
                                  -----------------------------
                           Name:  Jason H. Levine
                                  -----------------------------
                           Title: Vice President
                                  -----------------------------



                           THAYER ITECH HOLDINGS, L.L.C.


                           By:      Thayer Equity Investors IV, L.P.
                           Its:     Managing Member

                                    By:      TC Equity Partners IV, L.L.C.
                                    Its:     General Partner

                                             By:    /s/ Robert E. Michalik
                                                    -------------------------
                                             Name:  Robert E. Michalik
                                                    -------------------------
                                             Title: Vice President
                                                    -------------------------

                  IN WITNESS WHEREOF, the undersigned has executed this Joinder Agreement as of the date written below.


Date:  March 10, 2000

STOCKHOLDER:
                           The Tracy Heffernan Cipully Trust

                           By:      /s/ Ronald Heffernan
                                    -----------------------------
                           Name:    Ronald Heffernan
                                    -----------------------------
                           Title:   Attorney in Fact
                                    -----------------------------
Address:
920 Cyprus Way
---------------------
Boca Raton, FL
---------------------

---------------------



Tax I.D. No.:  13-7224728
               ----------


                           APPROVED BY:

                           ICONIXX CORPORATION


                           By:    /s/ Jason H. Levine
                                  ---------------------------
                           Name:  Jason H. Levine
                                  ---------------------------
                           Title: Vice President
                                  ---------------------------



                           THAYER ITECH HOLDINGS, L.L.C.


                           By:      Thayer Equity Investors IV, L.P.
                           Its:     Managing Member

                                    By:      TC Equity Partners IV, L.L.C.
                                    Its:     General Partner

                                             By:    /s/ Robert E. Michalik
                                                    -------------------------
                                             Name:  Robert E. Michalik
                                                    -------------------------
                                             Title: Vice President
                                                    -------------------------

                  IN WITNESS WHEREOF, the undersigned has executed this Joinder Agreement as of the date written below.


Date:  March 10, 2000

STOCKHOLDER                /s/ Robert Friedman as Attorney in Fact
                           ---------------------------------------
                           David Musicant
Address:
573 Farmdale Rd.
-----------------------
Franklin Lakes, NJ
-----------------------

-----------------------



Tax I.D. No.:  ###-##-####
               --- -- ----


                           APPROVED BY:

                           ICONIXX CORPORATION


                           By:    /s/ Jason H. Levine
                                  ----------------------------
                           Name:  Jason H. Levine
                                  ----------------------------
                           Title: Vice President
                                  ----------------------------



                           THAYER ITECH HOLDINGS, L.L.C.


                           By:      Thayer Equity Investors IV, L.P.
                           Its:     Managing Member

                                    By:      TC Equity Partners IV, L.L.C.
                                    Its:     General Partner

                                             By:    /s/ Robert E. Michalik
                                                    -------------------------
                                             Name:  Robert E. Michalik
                                                    -------------------------
                                             Title: Vice President
                                                    -------------------------

                                JOINDER AGREEMENT
                        TO REGISTRATION RIGHTS AGREEMENT
                        --------------------------------

                  This Joinder Agreement (this "Joinder") is made as of the date written below by the undersigned (the "Joining Party") and certain parties to the Registration Rights Agreement, dated as of August 12, 1999 (the "Registration Agreement"), by and among Iconixx Corporation (formerly Empyrean Group Holdings, Inc.), a Delaware corporation ("Iconixx"), and the Stockholders of Iconixx. Capitalized terms used but not defined herein shall have the meanings given such terms in the Registration Agreement.

                  Accordingly, the Joining Party hereby acknowledges, agrees and confirms that, by its execution of this Joinder, the Joining Party will be deemed to be a party to the Registration Agreement and shall have all of the rights and obligations of a "Stockholder" thereunder as if he, she or it had executed the Registration Agreement. The Joining Party and Iconixx hereby ratify, as of the date hereof, and agree to be bound by, all of the terms, provisions and conditions contained in the Registration Agreement.

                  Iconixx and the Joining Party acknowledge, agree and confirm that all shares of: (i) Common Stock received by the Joining Party pursuant to
Section 2.7(c)(i) of the Asset Purchase Agreement, dated as of March 23, 2000,
-----------------
by and among Iconixx Corporation, a Delaware corporation ("Iconixx"), Iconixx Web Development, Inc., a Maryland corporation and wholly-owned subsidiary of Iconixx, Internet Information Services, Inc., a Maryland corporation (the "Company"), and certain shareholders of the Company (the "Asset Purchase Agreement"); and (ii) Preferred Stock received by the Joining Party pursuant to
Section 2.7(c)(ii) of the Asset Purchase Agreement, shall be deemed Seller
------------------
Registrable Securities for all purposes under the Registration Agreement.







                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

                  IN WITNESS WHEREOF, the undersigned has executed this Joinder Agreement as of the date written below.


Date: March 23, 2000

STOCKHOLDER:               /s/ Christopher Clark
                           -------------------------------
                           Christopher Clark
Address:
13912 Saddleview Drive
-------------------------
N. Potomac, MD  20878
-------------------------

-------------------------


Tax I.D. No.:  ###-##-####
               --- -- ----


                           APPROVED BY:

                           ICONIXX CORPORATION


                           By:    /s/ Graham B. Perkins
                                  -----------------------------
                           Name:  Graham B. Perkins
                                  -----------------------------
                           Title: Vice President & Secretary
                                  -----------------------------



                           THAYER ITECH HOLDINGS, L.L.C.


                           By:      Thayer Equity Investors IV, L.P.
                           Its:     Managing Member

                                    By:      TC Equity Partners IV, L.L.C.
                                    Its:     General Partner

                                             By:    /s/ Robert E. Michalik
                                                    -------------------------
                                             Name:  Robert E. Michalik
                                                    -------------------------
                                             Title: Vice President
                                                    -------------------------

                  IN WITNESS WHEREOF, the undersigned has executed this Joinder Agreement as of the date written below.


Date:  March 23, 2000

STOCKHOLDER:               /s/ Timothy Meinhardt
                           -----------------------------
                           Timothy Meinhardt
Address:
14615 Crossway Road
-----------------------
Rockville, MD  20853
-----------------------

-----------------------


Tax I.D. No.:  ###-##-####
               --- -- ----


                           APPROVED BY:

                           ICONIXX CORPORATION


                           By:    /s/ Graham B. Perkins
                                  -----------------------------
                           Name:  Graham B. Perkins
                                  -----------------------------
                           Title: Vice President & Secretary
                                  -----------------------------



                           THAYER ITECH HOLDINGS, L.L.C.


                           By:      Thayer Equity Investors IV, L.P.
                           Its:     Managing Member

                                    By:      TC Equity Partners IV, L.L.C.
                                    Its:     General Partner

                                             By:    /s/ Robert E. Michalik
                                                    ------------------------
                                             Name:  Robert E. Michalik
                                                    ------------------------
                                             Title: Vice President
                                                    ------------------------

                                JOINDER AGREEMENT
                        TO REGISTRATION RIGHTS AGREEMENT
                        --------------------------------

                  This Joinder Agreement (this "Joinder") is made as of the date written below by the undersigned (the "Joining Party") and certain parties to the Registration Rights Agreement, dated as of August 12, 1999 (the "Registration Agreement"), by and among Iconixx Corporation (formerly Empyrean Group Holdings, Inc.), a Delaware corporation ("Iconixx"), and the stockholders of Iconixx. Capitalized terms used but not defined herein shall have the meanings given such terms in the Registration Agreement.

                  The Joining Party hereby acknowledges, agrees and confirms that, by its execution of this Joinder, the Joining Party will be deemed to be a party to the Registration Agreement and shall have all of the rights and obligations of a "Stockholder" thereunder as if he, she or it had executed the Registration Agreement. The Joining Party and Iconixx hereby ratify, as of the date hereof, and agree to be bound by, all of the terms, provisions and conditions contained in the Registration Agreement.

                  Iconixx, the Investor and the Joining Party acknowledge, agree and confirm that all shares of Common Stock received by the Joining Party from EnterpriseWorks, L.L.C., a Texas limited liability company (the "Company") following the closing of the transactions contemplated by the Asset Purchase Agreement, dated as of March 23, 2000, by and among Iconixx, Iconixx - Houston, Inc., a Delaware corporation and wholly-owned subsidiary of Iconixx, the Company and certain members of the Company, shall be deemed Seller Registrable Securities for all purposes under the Registration Agreement. Iconixx, the Investor and the Joining Party further acknowledge, agree and confirm that the shares of Common Stock received by the Joining Party shall, as Seller Registrable Securities, be deemed Registrable Securities for all purposes under the Registration Agreement.







                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

                  IN WITNESS WHEREOF, the undersigned has executed this Joinder Agreement as of the date written below.


Date: March 23, 2000
            --

STOCKHOLDER                /s/ Derrik Deyhimi
                           ------------------------------
                           Derrik Deyhimi
Address:
19315 Foxtree Ln
------------------------
Houston, TX  77094
------------------------

------------------------



Tax I.D. No.:  ###-##-####
               --- -- ----


                           APPROVED BY:

                           ICONIXX CORPORATION


                           By:      /s/ Jason H. Levine
                                    --------------------------------------
                           Name:    Jason H. Levine
                                    --------------------------------------
                           Title:   Vice President & Assistant Secretary
                                    --------------------------------------



                           THAYER ITECH HOLDINGS, L.L.C.


                           By:      Thayer Equity Investors IV, L.P.
                           Its:     Managing Member

                                    By:      TC Equity Partners IV, L.L.C.
                                    Its:     General Partner

                                    By:      /s/ Robert Michalik
                                             ----------------------------
                                    Name:    Robert Michalik
                                             ----------------------------
                                    Title:   Vice President
                                             ----------------------------

                  IN WITNESS WHEREOF, the undersigned has executed this Joinder Agreement as of the date written below.


Date:  March 23, 2000
             --

STOCKHOLDER                         AB Holdings, L.L.C.

                           By:      /s/ Robert G. Ackerley
                                    ----------------------------
                           Name:    Robert G. Ackerley
                                    ----------------------------
                           Title:   President
                                    ----------------------------

Address:
5306 Hollister
-----------------------
Houston, Texas  77040
-----------------------

-----------------------



Tax I.D. No.:  88-0382723


                           APPROVED BY:

                           ICONIXX CORPORATION


                           By:      /s/ Jason H. Levine
                                    ------------------------------
                           Name:    Jason H. Levine
                                    ------------------------------
                           Title:   Vice President & Secretary
                                    ------------------------------



                           THAYER ITECH HOLDINGS, L.L.C.


                           By:      Thayer Equity Investors IV, L.P.
                           Its:     Managing Member

                                    By:      TC Equity Partners IV, L.L.C.
                                    Its:     General Partner

                                    By:      /s/ Robert E. Michalik
                                             ----------------------------
                                    Name:    Robert Michalik
                                             ----------------------------
                                    Title:   Vice President
                                             ----------------------------

                  IN WITNESS WHEREOF, the undersigned has executed this Joinder Agreement as of the date written below.


Date:  March 23, 2000
             --

STOCKHOLDER                /s/ Scott Heath
                           ---------------------------
                           Scott Heath
Address:
1106 Jackson, #A
------------------------
Houston, TX  77006
------------------------

------------------------



Tax I.D. No.:  ###-##-####
               --- -- ----


                           APPROVED BY:

                           ICONIXX CORPORATION


                           By:      /s/ Jason H. Levine
                                    ------------------------------------
                           Name:    Jason H. Levine
                                    ------------------------------------
                           Title:   Vice President & Assistant Secretary
                                    ------------------------------------



                           THAYER ITECH HOLDINGS, L.L.C.


                           By:      Thayer Equity Investors IV, L.P.
                           Its:     Managing Member

                                    By:      TC Equity Partners IV, L.L.C.
                                    Its:     General Partner

                                    By:      /s/ Robert E. Michalik
                                             -----------------------------
                                    Name:    Robert Michalik
                                             -----------------------------
                                    Title:   Vice President
                                             -----------------------------

                  IN WITNESS WHEREOF, the undersigned has executed this Joinder Agreement as of the date written below.


Date:  March 23, 2000
             --

STOCKHOLDER                /s/ David Mosley
                           ---------------------------
                           David Mosley
Address:
3603 Hugginsway St.
-----------------------
Pearland, TX  77584
-----------------------

-----------------------


Tax I.D. No.:  ###-##-####
               --- -- ----


                           APPROVED BY:

                           ICONIXX CORPORATION


                           By:      /s/ Jason H. Levine
                                    -------------------------------------
                           Name:    Jason H. Levine
                                    -------------------------------------
                           Title:   Vice President & Assistant Secretary
                                    -------------------------------------



                           THAYER ITECH HOLDINGS, L.L.C.


                           By:      Thayer Equity Investors IV, L.P.
                           Its:     Managing Member

                                    By:      TC Equity Partners IV, L.L.C.
                                    Its:     General Partner

                                    By:      /s/ Robert E. Michalik
                                             --------------------------
                                    Name:    Robert Michalik
                                             --------------------------
                                    Title:   Vice President
                                             --------------------------

                  IN WITNESS WHEREOF, the undersigned has executed this Joinder Agreement as of the date written below.


Date:  March 23, 2000
             --

STOCKHOLDER                /s/ Jeff Jamison
                           --------------------------
                           Jeff Jamison
Address:
Suite 400, 5301 Hollister
---------------------------
Houston, TX  77040
---------------------------

---------------------------


Tax I.D. No.:  ###-##-####
               --- -- ----


                           APPROVED BY:

                           ICONIXX CORPORATION


                           By:      /s/ Jason H. Levine
                                    -------------------------------------
                           Name:    Jason H. Levine
                                    -------------------------------------
                           Title:   Vice President & Assistant Secretary
                                    -------------------------------------



                           THAYER ITECH HOLDINGS, L.L.C.


                           By:      Thayer Equity Investors IV, L.P.
                           Its:     Managing Member

                                    By:      TC Equity Partners IV, L.L.C.
                                    Its:     General Partner

                                    By:      /s/ Robert E. Michalik
                                             -----------------------------
                                    Name:    Robert E. Michalik
                                             -----------------------------
                                    Title:   Vice President
                                             -----------------------------

                  IN WITNESS WHEREOF, the undersigned has executed this Joinder Agreement as of the date written below.


Date:  March 23, 2000
             --

STOCKHOLDER                /s/ Lance Hack
                           --------------------------
                           Lance Hack
Address:
5301 Hollister
-----------------------
Houston, TX  77040
-----------------------

-----------------------


Tax I.D. No.:  ###-##-####
               --- -- ----


                           APPROVED BY:

                           ICONIXX CORPORATION


                           By:      /s/ Jason H. Levine
                                    ------------------------------------
                           Name:    Jason H. Levine
                                    ------------------------------------
                           Title:   Vice President & Assistant Secretary
                                    ------------------------------------



                           THAYER ITECH HOLDINGS, L.L.C.


                           By:      Thayer Equity Investors IV, L.P.
                           Its:     Managing Member

                                    By:      TC Equity Partners IV, L.L.C.
                                    Its:     General Partner

                                    By:      /s/ Robert E. Michalik
                                             ----------------------------
                                    Name:    Robert E. Michalik
                                             ----------------------------
                                    Title:   Vice President
                                             ----------------------------

                  IN WITNESS WHEREOF, the undersigned has executed this Joinder Agreement as of the date written below.


Date:  March 23, 2000
             --

STOCKHOLDER                /s/ Carolyn Jenkins
                           -----------------------------
                           Carolyn Jenkins
Address:
5301 Hollister, Ste 400
--------------------------
Houston, TX  77040
--------------------------

--------------------------


Tax I.D. No.:  ###-##-####
               --- -- ----


                           APPROVED BY:

                           ICONIXX CORPORATION


                           By:      /s/ Jason H. Levine
                                    ------------------------------------
                           Name:    Jason H. Levine
                                    ------------------------------------
                           Title:   Vice President & Assistant Secretary
                                    ------------------------------------



                           THAYER ITECH HOLDINGS, L.L.C.


                           By:      Thayer Equity Investors IV, L.P.
                           Its:     Managing Member

                                    By:      TC Equity Partners IV, L.L.C.
                                    Its:     General Partner

                                    By:      /s/ Robert E. Michalik
                                             ----------------------------
                                    Name:    Robert Michalik
                                             ----------------------------
                                    Title:   Vice President
                                             ----------------------------

                  IN WITNESS WHEREOF, the undersigned has executed this Joinder Agreement as of the date written below.


Date:  March 23, 2000
             --

STOCKHOLDER                /s/ Shane Byers
                           ------------------------
                           Shane Byers
Address:
5301 Hollister
---------------------
Suite 400
---------------------
Houston, TX
---------------------


Tax I.D. No.:  ###-##-####
               --- -- ----


                           APPROVED BY:

                           ICONIXX CORPORATION


                           By:      /s/ Jason H. Levine
                                    ------------------------------------
                           Name:    Jason H. Levine
                                    ------------------------------------
                           Title:   Vice President & Assistant Secretary
                                    ------------------------------------



                           THAYER ITECH HOLDINGS, L.L.C.


                           By:      Thayer Equity Investors IV, L.P.
                           Its:     Managing Member

                                    By:      TC Equity Partners IV, L.L.C.
                                    Its:     General Partner

                                    By:      /s/ Robert E. Michalik
                                             -----------------------------
                                    Name:    Robert E. Michalik
                                             -----------------------------
                                    Title:   Vice President
                                             -----------------------------

                  IN WITNESS WHEREOF, the undersigned has executed this Joinder Agreement as of the date written below.


Date:  March 23, 2000
             --

STOCKHOLDER                /s/ Roman Bartik
                           -----------------------------
                           Roman Bartik
Address:
1441 Wazee St., #302
-------------------------
Denver, CO  80202
-------------------------

-------------------------


Tax I.D. No.:  ###-##-####
               --- -- ----


                           APPROVED BY:

                           ICONIXX CORPORATION


                           By:      /s/ Jason H. Levine
                                    ------------------------------------
                           Name:    Jason H. Levine
                                    ------------------------------------
                           Title:   Vice President & Assistant Secretary
                                    ------------------------------------



                           THAYER ITECH HOLDINGS, L.L.C.


                           By:      Thayer Equity Investors IV, L.P.
                           Its:     Managing Member

                                    By:      TC Equity Partners IV, L.L.C.
                                    Its:     General Partner

                                    By:      /s/ Robert E. Michalik
                                             ----------------------------
                                    Name:    Robert Michalik
                                             ----------------------------
                                    Title:   Vice President
                                             ----------------------------

                  IN WITNESS WHEREOF, the undersigned has executed this Joinder Agreement as of the date written below.


Date:  March 23, 2000

STOCKHOLDER                /s/ Genie Neukomm
                           -----------------------------
                           Genie Neukomm
Address:
3131 Castlewood
------------------------
Houston, TX  77025
------------------------

------------------------


Tax I.D. No.:  ###-##-####
               --- -- ----


                           APPROVED BY:

                           ICONIXX CORPORATION


                           By:      /s/ Jason H. Levine
                                    ------------------------------------
                           Name:    Jason H. Levine
                                    ------------------------------------
                           Title:   Vice President & Assistant Secretary
                                    ------------------------------------



                           THAYER ITECH HOLDINGS, L.L.C.


                           By:      Thayer Equity Investors IV, L.P.
                           Its:     Managing Member

                                    By:      TC Equity Partners IV, L.L.C.
                                    Its:     General Partner

                           By:      /s/ Robert E. Michalik
                                    ---------------------------
                           Name:    Robert Michalik
                                    ---------------------------
                           Title:   Vice President
                                    ---------------------------

                  IN WITNESS WHEREOF, the undersigned has executed this Joinder Agreement as of the date written below.


Date:  March 23, 2000
             --

STOCKHOLDER                /s/ Matthew H. Hartzell
                           ---------------------------------
                           Matthew H. Hartzell
Address:
5306 Hollister
-----------------------
Houston, TX  77009
-----------------------

-----------------------


Tax I.D. No.:  ###-##-####
               --- -- ----


                           APPROVED BY:

                           ICONIXX CORPORATION


                           By:      /s/ Jason H. Levine
                                    ------------------------------------
                           Name:    Jason H. Levine
                                    ------------------------------------
                           Title:   Vice President & Assistant Secretary
                                    ------------------------------------



                           THAYER ITECH HOLDINGS, L.L.C.


                           By:      Thayer Equity Investors IV, L.P.
                           Its:     Managing Member

                                    By:      TC Equity Partners IV, L.L.C.
                                    Its:     General Partner

                                    By:      /s/ Robert E. Michalik
                                             -------------------------
                                    Name:    Robert Michalik
                                             -------------------------
                                    Title:   Vice President
                                             -------------------------